FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)  March 14,1997
                                                  _____________
                 SEL-DRUM INTERNATIONAL, INC
                 ___________________________
       (Exact name of registrant as specified in its charter)

     COLORADO               0-22964                84-1236134
     ________               _______                __________
(State or other          (Commission -         (IRS Employer
jurisdiction of           File No.)          Identification No.)
incorporation)

        501 AMHERST STREET, BUFFALO, N.Y.     14207-2913
        ________________________________________________
       (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 905-335-2766
                                                   ____________
        601 Amherst Street, Buffalo, N.Y.     14207-2925
        ________________________________________________
(Former name or former address, if changed since last report)







ITEM 5     OTHER EVENTS
______     ____________

     On February 28, 1997, JRCS Corp. terminated a Letter of intent with Sel-Drum International Inc. which had provided for a sale of substantially all of the outstanding capital stock of the Company. The Registrant and the Principal Shareholders determined that the acquisition as negotiated no longer served the long-term interests of the Company and its current shareholders and that it was no longer necessary to pursue discussions with JRCS Corp.



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                       SIGNATURES
                       __________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              SEL-DRUM INTERNATIONAL, INC.




Date  March 14, 1997               ________________________
                                   Brian Turnbull, President,
                                   Chief Executive Officer and
                                   Director
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